SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 14, 2005



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 8.01  Other Events.

     On November 14, 2005, the Board of Directors of the Company approved a three for two stock split, to be effected in the form of a stock dividend, with holders of record on the record date receiving one additional share of common stock for every two shares owned. The stock dividend will be paid to stockholder of record on December 12, 2005. A copy of the press release is filed as Exhibit
99.1 in this report.

Item 9.01  Financial Statements and Exhibits

Exhibits

99.1   Press Release dated November 15, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  November 15, 2005


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated November 15, 2005.

Exhibit 99.1 Press Release dated November 15, 2005.

RELEASE:   NEW HARTFORD, NY, November 15, 2005
CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com

           -PAR TECHNOLOGY CORPORATION ANNOUNCES 3 for 2 STOCK SPLIT-

        -----------------------------------------------------------------
          NEW HARTFORD, NY,  PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--November 15, 2004--PAR Technology Corporation today announced that the Company's Board of Directors has approved a 3 for 2 stock split. The stock split will be effected in the form of a stock dividend. Shareholders of record will receive one new share for every two shares held. Cash will be paid in lieu of issuing fractional shares. PAR plans to distribute the new shares of common stock on January 6, 2006, to stockholders of record at the close of business on December 12, 2005.

As of today, there are approximately 10.5 million shares of the Company's common stock issued and outstanding. After the split, there will be approximately 15.75 million shares of the Company's common stock outstanding. The Company expects the adjusted number of shares outstanding and adjusted per-share stock price to be reported to the New York Stock Exchange, effective January 6, 2006.

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation develops, markets and supports hardware and software products that improve the ability of restaurant, hotels/resorts and retail business professionals to make timely, fact-based business decisions. The Company is the world's largest supplier of Point-of-Sale systems to the quick service restaurant market with over 40,000 systems installed in over 100 countries. In addition PAR is a leader in providing computer based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For additional information visit PAR's website at www.partech.com.